UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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JUNIPER NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 1, 2013

Dear Juniper Stockholder,

Juniper Networks, Inc. has filed its annual proxy statement in anticipation of our 2013 annual meeting of stockholders on May 21, 2013. We know that proxy season is a very busy time and we are committed to ensuring that our proxy communications and related materials are transparent and reflect our accountability to our stockholders.

The purpose of this note is to thank you in advance for your continued support of Juniper and to bring your attention to an important proposal in this year’s proxy. The proposal seeks a non-binding advisory vote in favor of our executive compensation program. Known as a “say on pay” proposal, the vote is an opportunity for Juniper’s board and compensation committee to review stockholder feedback as it makes future executive compensation decisions.

The attached supplementary materials will provide you with more information with regard to our say on pay proposal. We recognize your support of Juniper is essential to our future growth. We hope we can count on your vote.

2013 PROXY PROPOSALS

(ANNUAL MEETING DATE: MAY 21, 2013)

CONTENTS

1 2013 Proxy Proposals and Business Context

2 Executive Compensation

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Copyright © 2012 Juniper Networks, Inc. www.juniper.net
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JUNIPER NETWORKS 2013 PROXY PROPOSALS

1. **Elect** three directors

2. **Ratify** the appointment of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2013

3. **Non-binding advisory vote** on executive compensation

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JUNIPER NETWORKS

JUNIPER NETWORKS: A GROWTH COMPANY

- Strong track record of growth – 10yr revenue CAGR: 23.1% (2002-2012)
- Large and growing addressable market
- Our innovation drives growth in our addressable market and creates opportunities in new markets
- Compensation programs support hiring of world-class talent to drive future growth

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JUNIPER'S EXECUTIVE COMPENSATION PROGRAMS ARE BASED ON RESPONSIBLE GUIDING PRINCIPLES

Principle	Strategy
1. Enhance Accountability	▪ Executive compensation linked to a clear set of business objectives
2. Manage to Balanced Results	▪ Compensation strategy that drives balanced results between the following: – Short-and long-term objectives – Individual and team performance – Financial and non-financial objectives – Customer satisfaction and growth
3. Reward High Performance	▪ Upside potential in the incentive plans for superior performance with downside risk for underperformance
4. Attract & Retain Talent	▪ Market-competitive programs with flexibility to be aggressive for mission-critical talent retention and acquisition
5. Align with Stockholder Interests	▪ Programs that are transparent, easily understood and meet fiduciary commitments to stockholders
6. Encourage Health and Financial Well-Being	▪ Market-competitive benefit programs that encourage wellness and financial savings

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EXECUTIVE COMPENSATION AND EQUITY USAGE OUTCOMES IN 2012 VALIDATE STRONG PAY FOR PERFORMANCE AND RESPONSIBLE EQUITY RESERVE MANAGEMENT

	Overview	See Page
Pay for Performance	• CEO realizable pay aligned with company performance	9
	• 87% of our CEO's and 88% of our other NEOs' target total direct compensation (on average) tied to performance	10
	• Actual total incentive payouts for 2012 ranged from 26% (CEO) to 49% of target for NEOs (reflecting sum of annual cash incentive and performance share plans payouts) - Annual cash incentive plan payouts ranged from 44% to 75.4% of target - Performance share plan payouts were 18.3% of target for all NEOs	11
Change-in-Control Provisions	• Effective January 2013, eliminated gross-up provision in CEO's change-in-control agreement, which had been provided at time of hire	-
Equity Usage (Burn Rate)	• Achieved burn rate of 2.67% of common shares outstanding (CSO), below commitment to stockholders of 2.75% or less	12
Equity Overhang	• Maintained overhang at 2010-2011 levels, i.e., approximately 12% of CSO • More predictability in overhang – shift from an equity compensation approach that used options as 75% of total grants in 2009 to 22% of total grants in 2012	12

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JUNIPER'S CEO PAY IS CLOSELY ALIGNED WITH PERFORMANCE

Relative Pay for Performance
100P
50P
0P
0P
50P
100P
Performance Percentile Rank
Intrinsic Value of Pay Percentile Rank
High Performance
Low Pay
Low
Performance
High Pay

Absolute Pay for Performance
Value of CEO's Realizable Comp for Year ($000s)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Stock Price Close on Fiscal Year End
$40
$35
$30
$25
$20
$15
$10
$5
$0

	2010	2011	2012
Total CEO Pay	$11,016	$3,769	$3,782
Stock Price on 12/31	$36.92	$20.41	$19.67

Note: Shading in Relative Pay for Performance chart indicates alignment between CEO pay and company performance

Relative Pay-for-Performance: This approach calculates the percentile rank of actual realizable compensation for our CEO for awards made over the past 3-year period (2010, 2011 and 2012) as of the end of 2012, relative to the actual realizable compensation for CEOs in a peer group comprised of the same set of peers listed in Juniper's Primary Peer Group, as set forth in the Proxy, with the following changes: deletion of Qualcomm Inc. and Altera Corp. and addition of Motorola Solutions Inc. and NVIDIA. We measure Juniper's Total Shareholder Return ("TSR") rank relative to the Peer Group over the same time period. Total Shareholder Return reflects value for stockholders through share price appreciation and dividends, and is calculated as follows:

$$\frac{\text{(Stock Price at Ending Date - Stock Price at Beginning Date) + Dividends}}{\text{Stock Price at Beginning Date}}$$

Absolute Pay-for-Performance: This approach calculates the actual realizable compensation for our CEO at the end of each fiscal year over the past 3-year period and compares it to the Company's stock price at the end of the respective years (2010, 2011, 2012)

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Copyright © 2012 Juniper Networks, Inc. www.juniper.net

JUNIPER'S PAY MIX FOR NAMED EXECUTIVE OFFICERS EMPHASIZES PAY FOR PERFORMANCE

In 2012, "variable" compensation comprised 87% of our CEO's and 88% of our other NEOs' target total direct compensation, on average

CEO

Salary 13%
Annual Cash Bonus 22%
Equity Target Value 65%

NEOs' Average (Excluding CEO)

Salary 12%
Annual Cash Bonus 14%
Equity Target Value 74%

Note: Please refer to page 31 of our proxy statement for details.

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BASED ON PERFORMANCE, NEOs' TOTAL INCENTIVE PAYOUTS WERE SIGNIFICANTLY LOWER THAN TARGET IN 2012

2012 NEO Total Incentive Payouts: Actual vs. Target
Total Actual Incentive Payout ($M) 1
Total Target Incentive Opportunity ($M) 2
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.7
26% of Target
$1.5
$1.4
37% of Target
$0.5
$2.5
44% of Target
$1.1
$0.7
49% of Target
$0.3
$1.4
37% of Target
$0.5
$1.0
44% of Target
$0.4
K. Johnson (CEO)
R. Denholm (CFO)
R. Muglia (GM, SSD)
R. Rahim (GM, PSD)
G. Elliott (CSO)
S. Dyckerhoff (Former GM, PSD)

Please refer to page 34 of our proxy statement for details.

[1] **Total Actual Incentive Payout:** Sum of actual non-equity incentive plan compensation for 2012 as indicated in the Summary Compensation Table, and value of total shares earned for the 2012 performance period as disclosed on pages 51 and 44, respectively. Shares valued at $22.37 stock price, our closing stock price on February 7, 2013, the date on which the Compensation Committee certified 2012 performance and shares earned.

[2] **Total Target Incentive Opportunity:** Sum of target non-equity incentive plan awards as indicated in the Grants of Plan-Based Awards Table, and value of total performance shares at target for the 2012 performance period as disclosed on pages 53 and 44, respectively. Shares valued using approach described in footnote 1 above.

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IN 2012 WE ACHIEVED OUR BURN RATE COMMITMENT, AND CONTINUED TO MANAGE OUR SHARE OVERHANG

Burn Rate:
Shares Granted as % of CSO 1
Burn Rate
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2009-2011: Management Objective to Remain Under 3%
2012 Commitment at 2.75% or less
3.35%
3.39%
2.52%
2.24%
2.77%
2.67%
2007
2008
2009
2010
2011
2012

Current Overhang:
Outstanding Options, RSUs, RSAs, and PSAs as % of CSO2
Current Overhang
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.0%
15.2%
14.7%
12.1%
11.1%
12.0%
11.6%
0.4% of increase in overhang explained by lower CSO, i.e., 526M CSO in 2011 vs. 508M CSO in 2012
2007
2008
2009
2010
2011
2012

[1]Burn rate reflects total shares granted in a fiscal year as a percent of weighted average basic common shares outstanding (CSO) for the same fiscal year.

- Numerator: Sum of options, RSUs and performance shares (PSAs) at target.
- Denominator: Weighted average basic CSO in Juniper's 10K filings.

[2]Overhang reflects total options, RSUs, RSAs, and PSAs outstanding at fiscal year end as a percent of common shares outstanding (CSO) at fiscal year end.

- Numerator: Sum of outstanding options, RSUs, RSAs, and PSAs at max at fiscal year end as reported in Juniper's 10K filings.
- Denominator: CSO at fiscal year end as reported in Juniper's 10K filings.

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YOUR SUPPORT IS ESSENTIAL TO ATTRACT AND RETAIN AN EXECUTIVE LEADERSHIP TEAM TO POSITION US FOR GROWTH

Your vote FOR proxy proposal #3:

- Ensures continued executive compensation programs that align pay with performance
- Enables us to attract and retain executive leadership that positions the company for future growth

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